United States Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 11, 2003

FIRST INDIANA CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	35-1692825

(State or other jurisdiction of	(IRS Employer Identification Number)
incorporation or organization)

135 North Pennsylvania Street, Indianapolis, IN	46204

(Address of principal executive office)	(Zip Code)

(317) 269-1200

(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

         This information is being provided under Item 9 and under Item 12.

         On June 11, 2003, First Indiana Corporation (First Indiana) held a meeting with various investor groups and presented slides with financial and other information.

         Pursuant to General Instruction F to Form 8-K, the slide presentation shown June 11, 2003 concerning this financial data is incorporated herein by reference and is attached hereto as Exhibit 20.

Item 7. Financial Statements and Exhibits

        (c) Exhibits

Exhibit No.	Exhibit

20	Slide Presentation shown June 11, 2003

      Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      First Indiana Corporation

Date: June 11, 2003	By:	/s/ William J. Brunner

William J. Brunner
Chief Financial Officer